UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 23, 2022

OIL-DRI CORPORATION OF AMERICA
(Exact name of the registrant as specified in its charter)

Delaware 001-12622 36-2048898

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

410 North Michigan Avenue, Suite 400 60611-4213
Chicago, Illinois (Zip Code)
     (Address of principal executive offices)

            Registrant's telephone number, including area code (312) 321-1515

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	ODC	New York Stock Exchange

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c)

On March 23, 2022, Oil-Dri Corporation of America (the “Company”) announced the appointment of Patrick J. Walsh as Vice President, Human Resources. Mr. Walsh, 39, was previously with PepsiCo where he most recently served as Senior Director of Human Resources, Talent Management, Culture, and Diversity for the North America Beverages Division since 2020. He held many human resource leadership positions at PepsiCo, including Senior Director of Human Resources for the Midwest Region Sales and Operations from 2016-2020. Prior to this, Mr. Walsh served as the Director of Human Resources Field Operations and Talent Acquisition for Pizza Hut, a division of Yum! Brands, Inc. from 2014-2016. Mr. Walsh earned a Bachelor of Science degree in psychology from the University of Illinois at Urbana-Champaign. At the University of Illinois, he went on to earn a Master’s degree in Human Resources and Industrial Relations from the School of Labor and Employment Relations where he currently serves as an alumni board member.

Item 8.01	Other Events.
At its regular meeting on March 23, 2022, the Board declared quarterly cash dividends of $0.27 per share of the Company’s Common Stock and $0.2025 per share of the Company’s Class B Stock. The dividends will be payable on May 27, 2022, to stockholders of record at the close of business on May 13, 2022. A copy of the Company’s press release announcing these matters is attached as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

The information in this Item 8.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such disclosure in this Form 8-K in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description of Exhibits

99.1	Press Release dated March 23, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OIL-DRI CORPORATION OF AMERICA

By:	/s/ Laura G. Scheland
Laura G. Scheland
Vice President, General Counsel and Secretary

Date:  March 23, 2022